Q2 Fiscal Year 2024 Financial Results Conference Call President & Chief Executive Officer David J. Wilson November 1, 2023 Executive Vice President Finance & Chief Financial Officer Gregory P. Rustowicz

© 2023 COLUMBUS MCKINNON CORPORATION These slides, and the accompanying oral discussion (together, this “presentation”), contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning expected growth, future sales, future gross margin expansion, future EBITDA margin expansion, and future potential to deliver results including revenue guidance, gross margin improvements, and reduction of RSG&A as a percent of revenue; the execution of its strategy and further transformation of the Company with stronger growth, less cyclicality and higher margins, and achievement of the Company’s fiscal 2027 goals and certain other goals; and the amount and timing of future debt repayments by the Company. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the impact of supply chain challenges and inflation, the ability of the Company to scale the organization, achieve its financial targets including as to revenue, gross margin and EBITDA margin, and to execute CMBS and the Core Growth Framework; global economic and business conditions affecting the industries served by the Company and its subsidiaries including COVID-19; the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. Consequently, such forward-looking statements should be regarded as current plans, estimates and beliefs. Except as required by applicable law, the Company assumes no obligation to update the forward-looking information contained in this presentation. Non-GAAP Financial Measures and Forward-looking Non-GAAP Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The non-GAAP (“adjusted”) measures are noted and reconciliations of comparable GAAP with non-GAAP measures can be found in tables included in the Supplemental Information portion of this presentation. Safe Harbor Statement 2

© 2023 COLUMBUS MCKINNON CORPORATION 3 Advancing Strategy: Delivered Record Results in Q2 Record Sales, Gross Margin, Operating Income and Adjusted EBITDA and Margin Record financial performance in Q2 FY24 • Record sales of $258.4 million increased 12% y/y including 5% organic growth • Sales grew $26.7 million included $9.5 million from montratec® • Record gross margin of 38.7% increased 150 bps y/y and 190 bps sequentially • Record operating income of $33.4 million, up 22% y/y, net income of $15.8 million, or 6.1% of sales • Record adjusted EBITDA (1) of $45.7 million, up 17% y/y • Record adjusted EBITDA margin (1) of 17.7%, increased 90 bps y/y and 210 bps sequentially Executing on Transformation Strategy to Drive Growth and Stronger Earnings Power Strengthening cash flow and reducing debt • Cash from operations was $16.7 million; free cash flow(1) was $11.7 million • Accelerating debt reduction; paid down $15 million in the quarter and $25 million year-to-date • Now plan to reduce debt by $50 million in fiscal 2024, up from previously communicated $40 million • Net debt leverage ratio(2) 2.7x; expect to be approximately 2.3x by end of fiscal year (1) See Supplemental Slides for the definition of adjusted EBITDA and adjusted EBITDA margin, free cash flow, and the reconciliation to GAAP and other disclaimers regarding non-GAAP information. (2) On a financial covenant basis per Amended and Restated Credit Agreement

Operational Performance

Record 38.7% Gross Margin Demonstrates Effectiveness of Strategy

Adjusted Gross Margin Progression



~130 bps
500 bps
~40%
38.7%
37.8%
36.5%
36.1%
35.4%
35.0%
34.1%
33.7%
FY18
FY19
FY20
FY21
FY22
FY23
H1 FY24
Q2 FY24
FY27E

Gross Margin Levers

Operating Initiatives

- Operational Excellence
- Volume/scale/pricing
- Product line simplification

Strategic Initiatives

- Accretive acquisitions
- Factory simplification

Updating Guidance: Now Expect Gross Margin Expansion of ~150 bps Y/Y for FY24

4

© 2023 COLUMBUS MCKINNON CORPORATION

© 2023 COLUMBUS MCKINNON CORPORATION Net Sales 5% Organic Growth and $9.5 Million from montratec Leads to Record Sales in Second Quarter Quarter Sales Bridge • U.S.: up 4% with 3.5% price improvement and 0.1% volume • Non-U.S.: up 23% including 9.9% acquired sales, 6.1% pricing and 0.9% volume increase 5 Q2 sales up 9.1% on constant currency from prior-year $231.7 $230.4 $253.8 $235.5 $258.4 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 ($ in millions) Note: Components may not add to totals due to rounding Quarter ($ in millions) $ Change % Change Fiscal 2023 Sales $ 231.7 Pricing 10.6 4.6% Acquisition 9.5 4.1% Volume 1.0 0.4% Foreign currency translation 5.6 2.4% Total change $ 26.7 11.5% Fiscal 2024 Sales $ 258.4

© 2023 COLUMBUS MCKINNON CORPORATION 6 Gross Profit & Margin Gross Profit Bridge Record Gross Margin; montratec Accretive to Gross Margin by 70 bps $86.3 $82.0 $91.2 $86.6 $100.0 37.2% 35.6% 35.9% 36.8% 38.7% 37.2% 35.6% 35.9% 36.9% 38.7% Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Adjusted Gross Margin ($ in millions) Note: Components may not add to totals due to rounding ($ in millions) Quarter Fiscal 2023 Gross Profit $ 86.3 Price, net of mfg cost changes (incl. inflation) 5.7 Acquisition 5.5 Sales volume and mix 0.6 Foreign currency translation 1.9 Total change 13.7 Fiscal 2024 Gross Profit $ 100.0

© 2023 COLUMBUS MCKINNON CORPORATION 7 RSG&A $25.6 $25.4 $25.3 $25.0 $26.9 $21.4 $25.1 $26.4 $27.4 $25.7 $5.5 $4.8 $5.5 $5.9 $6.5 $52.5 $55.4 $57.2 $58.3 $59.1 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Selling G&A R&D Q/Q Comparison: • Additional $2.6 million from montratec acquisition • Higher stock compensation costs of $1.3 million • Offset by combined $3.2 million in lower acquisition/integration costs and HQ relocation costs Y/Y Comparison: • Additional $3.3 million from montratec • Increase in incentive comp accrual and stock-based comp of $2.8 million • Higher R&D costs of $1.0 million Expect Q3 FY24 RSG&A of ~$58 million (1)RSG&A guidance provided November 1, 2023. Excludes business realignment, integration, acquisitions and other one-time costs, unless otherwise noted. Note: Components may not add to totals due to rounding RSG&A as % of sales: 22.9% Q2 RSG&A Includes Full Quarter of montratec ($ in millions) 22.7% 22.5% 24.8%24.1%

© 2023 COLUMBUS MCKINNON CORPORATION 8 Operating Income Record operating income of $33.4 million, up 22% y/y • Operating income grew $6.0 million • Operating margin of 12.9% expanded 110 bps Record adjusted operating income of $34.1 million, up 19% y/y • Adjusted operating income increased $5.5 million • Adjusted operating margin of 13.2% expanded 80 bps Expect Q3 FY24 amortization expense of ~$7.5 million(1) • Unchanged from Q2 levels Record Operating Income Increased 22% Y/Y in Q2 FY24 Operating Income & Margin Adjusted Operating Income & Margin $28.6 $23.5 $29.2 $25.8 $34.1 12.4% 10.2% 11.5% 10.9% 13.2% Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 $27.4 $20.2 $27.5 $21.4 $33.4 11.8% 8.8% 10.8% 9.1% 12.9% Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 ($ in millions) (1)Guidance on amortization expense provided on November 1, 2023

Earnings Per Share

INTELLIGENT MOTION

GAAP Diluted EPS


$0.49
$0.42
$0.48
$0.32
$0.55
Q2 FY23
Q3 FY23
Q4 FY23
Q1 FY24
Q2 FY24

Adjusted EPS


$0.73
$0.72
$0.80
$0.62
$0.76
Q2 FY23
Q3 FY23
Q4 FY23
Q1 FY24
Q2 FY24

Y/Y GAAP net income increased 12%, or $1.7 million; EPS up 12%, or $0.06 y/y

- $6 million increase in operating income partially offset by higher interest expense and FX loss

Adj. net income of $21.9 million in the quarter

Add backs (pre-tax):

- $7.5 million of amortization of intangibles
- $0.5 million acquisition deal & integration costs
- $0.2 million of business realignment & HQ move costs
- $0.1 million NA warehouse consolidation

Guidance:

- FY24 non-GAAP adjusted tax rate: ~25%[(1)]
- Q3 FY24 interest expense: ~$10.0 million[(1)]
- Q3 FY24 diluted shares outstanding: ~29.0 million[(1)]

Delivered 12% Y/Y EPS Growth Despite Higher Interest and Tax Expense

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© 2023 COLUMBUS MCKINNON CORPORATION

[(1)]Guidance on tax rate, interest expense, FX and investment losses and number of diluted shares outstanding provided on November 1, 2023

Adjusted EBITDA & ROIC

Adjusted EBITDA and Margin



$140.1
$147.8
$156.1
15.4%
15.8%
16.0%
FY22
FY23
Q2 FY24 TTM

Return on Invested Capital (ROIC)[1]



7.2%
6.7%
6.8%
FY22
FY23
Q2 FY24 TTM

Achieved record 17.7% adjusted EBITDA in quarter

- Targeting 21% adjusted EBITDA margin in FY27
- Expect 80/20 initiatives, factory simplification, and operating leverage on increased scale to drive margin expansion

Transforming business with strategic investments

- ROIC improved 20 bps from Q1 FY24 TTM
- Key metric for LTIP compensation of executives
- TTM ROIC reflects higher average capital base driven by timing of acquisitions
- Strategy expected to deliver improved earnings power and ROIC over time

Targeting Double Digit ROIC Over Strategic Planning Horizon

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© 2023 COLUMBUS MCKINNON CORPORATION

(1)ROIC is a non-GAAP measure defined as adjusted income from operations, net of taxes at a 25% normalized rate, for the trailing four quarters divided by the average of debt plus equity less cash (average capital) for the trailing five quarters. Prior year periods have been adjusted to the 25% tax rate.

© 2023 COLUMBUS MCKINNON CORPORATION $86.6 $35.8 $71.0 $59.3 951% 121% 147% 116% FY21 FY22 FY23 Q2 FY24 TTM 11 Free Cash Flow & Conversion (2) Cash Flow Note: Components may not sum due to rounding Three Months Ended Year-to-Date 9/30/23 9/30/22 9/30/23 9/30/22 Net cash provided by (used for) operating activities $ 16.7 $ 17.3 $(0.6) $6.1 CapEx 5.0 2.3 10.3 5.3 Free cash flow (FCF) $ 11.7 $ 15.0 $(10.9) $0.8 (1)Capital expenditure guidance provided November 1, 2023. (2)See Supplemental Slides for the definition of free cash flow, free cash flow conversion reconciliation and other disclaimers regarding non-GAAP information. Second quarter cash from operations of $16.7 million • Working capital usage to improve over remainder of fiscal year FY24 CapEx expected to be $30 million to $40 million (1) • Investments enable factory simplification, productivity and lower cost center of excellence Expect FCF Conversion of Approximately 90% to 100% in FY24 ($ in millions)

Capital Structure

CMCO INTELLIGENT MOTION

($ in millions)

CAPITALIZATION		
	September 30, 2023	March 31, 2023
Cash and cash equivalents	$ 99.1	$ 133.2
Total debt	564.8	471.6
Total net debt	465.8	338.4
Shareholders' equity	854.0	833.8
Total capitalization	$ 1,418.8	$ 1,305.4
Debt/total capitalization	39.8%	36.1%
Net debt/net total capitalization	35.3%	28.9%

Note: Components may not add to totals due to rounding

Net debt leverage ratio of ~2.7x[1]

- Accelerating debt reduction and EBITDA growth

Paid down $15 million in debt in Q2 FY24

- Now planning to pay down $50 million in FY24

Expect net leverage of ~2.3x by end of fiscal year

Refinanced debt with montratec acquisition: Lower cost and improved flexibility

- Increased Term Loan B by $75 million; matures May 2028
- Added ABL with accounts receivable that matures June 2026; up to $55 million capacity
- ~65% of Term Loan B debt is currently hedged at 3-month SOFR swap rate of ~2.8% including credit spread adjustment

Financial flexibility with $258 million of liquidity

Current Capital Priorities are Focused on Organic Growth and Debt Reduction

12

© 2023 COLUMBUS MCKINNON CORPORATION

[1]On a financial covenant basis per Amended and Restated Credit Agreement

© 2023 COLUMBUS MCKINNON CORPORATION 13 Orders and Backlog Support $1B Revenue Target Operational Improvements Enabled Backlog Conversion Orders and Backlog $222.1 $215.0 $246.0 $257.0 $226.5 0.96x 0.93x 0.97x 1.09x 0.88x Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Orders Book:Bill (1)Long term backlog is expected to ship beyond three months $161.2 $164.7 $142.0 $177.3 $148.3 $166.6 $164.4 $166.7 $178.0 $169.4 $327.8 $329.1 $308.7 $355.3 $317.7 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Long Term Backlog Short Term Backlog(1) ($ in millions) Order Levels Improving in Q3, Quotation Pipeline and Backlog Support Growth Plans for FY24 • Past due backlog reduced by 28% in Q2 • Backlog normalizing as lead times and deliveries improve • Levels in line with expectation to deliver $1B in revenue in FY24 • Orders up 2% y/y with solid demand in Americas • Precision Conveying up 11% and Lifting up 7% y/y • Short cycle up 11% while project orders were down 9% • Encouraged by project quotation and orders pipeline • Strength in aerospace, defense, life sciences and food & beverage

© 2023 COLUMBUS MCKINNON CORPORATION 14Executing Strategy to Scale the Enterprise and Deliver Top Tier Margin Performance Executing to Deliver Strategic Plan Growth Objectives (1) Revenue guidance provided November 1, 2023, based on current exchange rates Outlook is encouraging • Expect Q3 FY24 net sales of approximately $245 million to $255 million (1) and FY24 to surpass $1 billion in revenue • Now expect gross margin to expand approximately 150 bps in FY24 • Gaining traction with customer experience initiatives Precision conveying quote and order pipeline expanding • Strong global quotation activity • montratec performing to expectations Investing in innovation and new product offerings Steady progress with digital strategy and Product Line Simplification Demonstrating proof points of strategy and advancing toward FY27 targets

Q2 Fiscal Year 2024 Financial Results Conference Call President & Chief Executive Officer David J. Wilson November 1, 2023 Executive Vice President Finance & Chief Financial Officer Gregory P. Rustowicz

Supplemental Information

© 2023 COLUMBUS MCKINNON CORPORATION 17 Conference Call Playback Info Replay Number: 412-317-6671 passcode: 13741338 Telephone replay available through November 8, 2023 Webcast / PowerPoint / Replay available at investors.cmco.com Transcript, when available, at investors.cmco.com

Adjusted Gross Profit Reconciliation

($ in thousands)	Quarter					Six Months
	Q2 FY23	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	H1 FY24
GAAP gross profit	$ 86,310	$ 82,044	$ 91,218	$ 86,649	$ 99,976	$ 186,626
Add back (deduct):						
Business realignment costs	—	—	—	196	—	196
Non-GAAP adjusted gross profit	$ 86,310	$ 82,044	$ 91,218	$ 86,845	$ 99,976	$ 186,822
Net sales	$ 231,740	$ 230,370	$ 253,843	$ 235,492	$ 258,400	$ 493,892
Gross margin – GAAP	37.2%	35.6%	35.9%	36.8%	38.7%	37.8%
Adjusted gross margin – Non-GAAP	37.2%	35.6%	35.9%	36.9%	38.7%	37.8%

Adjusted gross profit is defined as gross profit as reported, adjusted for certain items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as adjusted gross profit, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's gross profit to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company's gross profit to that of other companies.

18

Adjusted Gross Profit Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Fiscal Year					TTM
	2019	2020	2021	2022	2023	Q2 FY24
GAAP gross profit	$ 304,997	$ 283,186	$ 220,225	$ 315,730	$ 342,099	$ 359,887
Add back (deduct):						
Product liability settlement	—	—	—	2,850	—	—
Acquisition amortization of backlog	—	—	—	2,100	—	—
Acquisition inventory step-up expense	—	—	—	5,042	—	—
Business realignment costs	286	1,037	830	1,606	—	196
Acquisition deal and integration costs	—	—	—	521	—	—
Factory closures	1,473	2,800	2,671	—	—	—
Insurance settlement	—	(382)	—	—	—	—
Gain on sale of building	—	—	(2,189)	—	—	—
Non-GAAP adjusted gross profit	$ 306,756	$ 286,641	$ 221,537	$ 327,849	$ 342,099	$ 360,083
Net sales	$ 876,282	$ 809,162	$ 649,642	$ 906,555	$ 936,240	$ 978,105
Add back:						
Acquisition amortization of backlog	—	—	—	2,100	—	—
Non-GAAP net sales	$ 876,282	$ 809,162	$ 649,642	$ 908,655	$ 936,240	$ 978,105
Gross margin – GAAP	34.8%	35.0%	33.9%	34.8%	36.5%	36.8%
Adjusted gross margin – Non-GAAP	35.0%	35.4%	34.1%	36.1%	36.5%	36.8%

Adjusted gross profit is defined as gross profit as reported, adjusted for certain items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as adjusted gross profit, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's gross profit to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company's gross profit to that of other companies.

19

Adjusted Income from Operations Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter					Fiscal Year	
	Q2 FY23	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	2022	2023
GAAP income from operations	$ 27,372	$ 20,179	$ 27,469	$ 21,448	$ 33,351	$ 73,781	$ 97,841
Add back (deduct):							
Acquisition deal and integration costs	19	338	173	2,587	508	10,473	616
Acquisition inventory step-up expense	—	—	—	—	—	5,042	—
Business realignment costs	1,233	1,401	848	375	40	3,902	5,140
Garvey contingent consideration	—	1,230	—	—	—	—	1,230
Product liability settlement	—	—	—	—	—	2,850	—
Headquarter relocation costs	—	315	681	1,228	146	—	996
Acquisition amortization of backlog	—	—	—	—	—	2,100	—
North American warehouse consolidation	—	—	—	117	82	—	—
Non-GAAP adjusted income from operations	$ 28,624	$ 23,463	$ 29,171	$ 25,755	$ 34,127	$ 98,148	$ 105,823
Net sales	$ 231,740	$ 230,370	$ 253,843	$ 235,492	$ 258,400	$ 906,555	$ 936,240
Add back:							
Acquisition amortization of backlog	—	—	—	—	—	2,100	—
Non-GAAP net sales	$ 231,740	$ 230,370	$ 253,843	$ 235,492	$ 258,400	$ 908,655	$ 936,240
Operating margin – GAAP	11.8%	8.8%	10.8%	9.1%	12.9%	8.1%	10.5%
Adjusted operating margin – Non-GAAP	12.4%	10.2%	11.5%	10.9%	13.2%	10.8%	11.3%

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations, as well as facilitates a more meaningful comparison of the Company's income from operations to that of other companies.

20

Adjusted Net Income Reconciliation

($ in thousands, except per share data)	Quarter					Fiscal Year	
	Q2 FY23	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	2022	2023
GAAP net income	$ 14,114	$ 12,029	$ 13,895	$ 9,275	$ 15,813	$ 29,660	$ 48,429
Add back (deduct):							
Amortization of intangibles	6,447	6,459	6,559	6,877	7,508	25,283	26,001
Cost of debt refinancing	—	—	—	—	—	14,803	—
Acquisition deal and integration costs	19	338	173	2,587	508	10,473	616
Acquisition inventory step-up expense	—	—	—	—	—	5,042	—
Business realignment costs	1,233	1,401	848	375	40	3,902	5,140
Product liability settlement	—	—	—	—	—	2,850	—
Garvey contingent consideration	—	1,230	—	—	—	—	1,230
Headquarter relocation costs	—	315	681	1,228	146	—	996
Acquisition amortization of backlog	—	—	—	—	—	2,100	—
North American warehouse consolidation	—	—	—	117	82	—	—
Normalize tax rate to 25%(1)	(938)	(1,123)	975	(2,569)	(2,199)	(13,852)	2,185
Non-GAAP adjusted net income	$ 20,875	$ 20,649	$ 23,131	$ 17,890	$ 21,898	$ 80,261	$ 84,597
Average diluted shares outstanding	28,748	28,778	28,869	28,906	29,001	28,401	28,818
Diluted income per share – GAAP	$ 0.49	$ 0.42	$ 0.48	$ 0.32	$ 0.55	$ 1.04	$ 1.68
Adjusted diluted income per share – Non-GAAP	$ 0.73	$ 0.72	$ 0.80	$ 0.62	$ 0.76	$ 2.83	$ 2.94

(1)Applies normalized tax rate of 25% (22% prior to Q1 FY24) to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and adjusted diluted EPS are defined as GAAP net income/(loss) and diluted EPS as reported, adjusted for certain items, including amortization of intangibles, and also adjusted for a normalized tax rate. Adjusted net income and adjusted diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as adjusted net income and adjusted diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income/(loss) and diluted EPS to the historical periods' net income/(loss) and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income/(loss) and diluted EPS to that of other companies. The Company believes that presenting adjusted diluted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company's strategy to grow through acquisitions as well as organically.

21

Adjusted EBITDA Reconciliation

INTELLIGENT MOTION

($ in thousands)	Quarter					Fiscal Year		TTM
	Q2 FY23	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	2022	2023	Q2 FY24
GAAP net income	$ 14,114	$ 12,029	$ 13,895	$ 9,275	$ 15,813	$ 29,660	$ 48,429	$ 51,012
Add back (deduct):								
Income tax expense (benefit)	4,953	4,701	7,499	3,394	5,100	8,786	26,046	20,694
Interest and debt expense	6,768	7,303	7,668	8,625	10,211	20,126	27,942	33,807
Investment (income) loss	312	(574)	(483)	(543)	88	(46)	(315)	(1,512)
Foreign currency exchange (gain) loss	1,003	(3,359)	(1,037)	483	1,746	1,574	(2,189)	(2,167)
Other (income) expense, net	222	79	(73)	214	393	(1,122)	(2,072)	613
Depreciation and amortization expense	10,424	10,487	10,567	10,890	11,592	41,924	41,947	43,536
Cost of debt refinancing	—	—	—	—	—	14,803	—	—
Acquisition deal and integration costs	19	338	173	2,587	508	10,473	616	3,606
Acquisition inventory step-up expense	—	—	—	—	—	5,042	—	—
Product liability settlement	—	—	—	—	—	2,850	—	—
Business realignment costs	1,233	1,401	848	375	40	3,902	5,140	2,664
Acquisition amortization of backlog	—	—	—	—	—	2,100	—	—
North American warehouse consolidation	—	—	—	117	82	—	—	199
Garvey contingent consideration	—	1,230	—	—	—	—	1,230	1,230
Headquarter relocation costs	—	315	681	1,228	146	—	996	2,370
Non-GAAP adjusted EBITDA	$ 39,048	$ 33,950	$ 39,738	$ 36,645	$ 45,719	$ 140,072	$ 147,770	$ 156,052
Net sales	$ 231,740	$ 230,370	$ 253,843	$ 235,492	$ 258,400	$ 906,555	$ 936,240	$ 978,105
Add back:								
Acquisition amortization of backlog	—	—	—	—	—	2,100	—	—
Non-GAAP sales	$ 231,740	$ 230,370	$ 253,843	$ 235,492	$ 258,400	$ 908,655	$ 936,240	$ 978,105
Net income margin – GAAP	6.1%	5.2%	5.5%	3.9%	6.1%	3.3%	5.2%	5.2%
Adjusted EBITDA margin – Non-GAAP	16.8%	14.7%	15.7%	15.6%	17.7%	15.4%	15.8%	16.0%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as adjusted EBITDA, is important for investors and other readers of the Company's financial statements.

22

Return on Invested Capital (ROIC) Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Fiscal Year		TTM
	2022	2023	Q2 FY24
GAAP income from operations	$ 73,781	$ 97,841	$ 102,447
Add back (deduct):			
Acquisition deal and integration costs	10,473	616	3,606
Acquisition inventory step-up expense	5,042	—	—
Product liability settlement	2,850	—	—
Acquisition amortization of backlog	2,100	—	—
Business realignment costs	3,902	5,140	2,664
Garvey contingent consideration	—	1,230	1,230
Headquarter relocation costs	—	996	2,370
North American warehouse consolidation	—	—	199
Non-GAAP adjusted income from operations	$ 98,148	$ 105,823	$ 112,516
Non-GAAP adjusted income from operations, net of normalized tax rate of 25% (22% prior to FY24)	$ 76,555	$ 82,542	$ 84,387
Trailing five quarter averages:			
Total debt	438,768	491,410	517,824
Total shareholders' equity	701,640	795,410	826,004
Cash and cash equivalents	123,636	100,922	101,923
Net total capitalization	$ 1,016,772	$ 1,185,898	$ 1,241,905
Return on invested capital (ROIC) – Non-GAAP	7.5%	7.0%	6.8%

ROIC is defined as adjusted income from operations, net of taxes at a 25% (22% prior to FY24) normalized rate, for the trailing four quarters divided by the average of debt plus equity less cash (average capital) for the trailing five quarters. ROIC is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as ROIC, is important for investors and other readers of the Company's financial statements.

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© 2023 COLUMBUS MCKINNON CORPORATION Free Cash Flow (FCF) & FCF Conversion Reconciliation Free cash flow is defined as net cash provided by (used for) operating activities less capital expenditures. Free cash flow conversion is defined as free cash flow divided by net income. Free cash flow and free cash flow conversion are not measures determined in accordance with GAAP and may not be comparable with the measures as defined or used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as free cash flow and free cash flow conversion, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current periods’ free cash f low to free cash flow for historical periods. 24 ($ in thousands) Fiscal Year TTM 2022 2023 Q2 FY24 Cash from operations $ 48,881 $ 83,636 $ 76,929 Capital expenditures (13,104) (12,632) (17,663) Free cash flow (FCF) $ 35,777 $ 71,004 $ 59,266 GAAP net income $ 29,660 $ 48,429 $ 51,012 Free cash flow conversion 121% 147% 116%

© 2023 COLUMBUS MCKINNON CORPORATION 25 U.S. Capacity Utilization Eurozone Capacity Utilization Industrial Capacity Utilization Source: The Federal Reserve Board Source: European Commission 60% 65% 70% 75% 80% Manufacturing Total 77.8% (Manufacturing) 79.7% (Total) September 2023(1) 65% 67% 69% 71% 73% 75% 77% 79% 81% 83% 85% 80.2% Q3 2023 (1) Numbers are preliminary

© 2023 COLUMBUS MCKINNON CORPORATION 26 ISM Production Index Source: Institute for Supply Chain Management 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 52.5% September 2023

Advancing Along our Transformation Path

Targeting $1.5 Billion In Revenue and ~21% EBITDA Margin in FY2027


REVENUE GROWTH RATE
FY21
Linear Motion & Automation
Lifting Solutions
FY23 Pro-forma[1]
Linear Motion 9%
Automation 14%
Specialty Conveying 18%
Lifting Solutions 59%
FUTURE
Specialty Conveying
Linear Motion
Automation
Lifting Solutions
CMCO INTELLIGENT MOTION
EBITDA MARGIN

Executing Strategic Plan to Transform the Portfolio to Higher Growth, Technology-Driven Platforms

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© 2023 COLUMBUS MCKINNON CORPORATION

(1) Pro forma including 10 months of montratec acquired at end of the month of May 2023

© 2023 COLUMBUS MCKINNON CORPORATION 28 Unlocking CMCO’s Potential Business System and Core Growth Framework to Transform CMCO Framework to Deliver Differentiated Growth, Financial Performance and Shareholder Value GROWTH FRAMEWORKCMBS TRANSFORMATION

Q2 Fiscal Year 2024 Financial Results Conference Call President & Chief Executive Officer David J. Wilson November 1, 2023 Executive Vice President Finance & Chief Financial Officer Gregory P. Rustowicz